Exhibit 10.13

                                   [FORM OF]

            TECHNICAL AMENDMENT NO. 1 TO CHANGE IN CONTROL AGREEMENT

        THIS TECHNICAL AMENDMENT NO. 1 TO CHANGE IN CONTROL AGREEMENT between Kuhlman Corporation, a Delaware corporation (the "Company"), and ____________ (the "Employee"), is dated as of January 1, 1998.

                              W I T N E S S E T H:

        WHEREAS, the Company and the Employee, having entered into a Change of Control Agreement dated as of February 20, 1996 (the "Agreement"), now desire to amend the Agreement in accordance with the terms hereof;

        NOW, THEREFORE, the parties agree to amend the Agreement as follows:

        1. Section 4(i) of the Agreement is hereby amended as follows: Clause
(C) is deleted in its entirety. Clause (D) is renamed clause "(C)" and the reference therein to "clauses (A), (B), (C) and (D) hereof" becomes a reference to "clauses (A), (B) and (C) hereof".

        2. Except as amended hereby, the Agreement shall remain in full force and effect. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of Georgia. This Amendment No. 1 may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute the same instrument.

        IN WITNESS WHEREOF, the Company and the Employee have executed this Amendment No. 1 as of the date first mentioned above.

KUHLMAN CORPORATION                       Approved:

By: _________________________             By: ___________________________
                                              George J. Michel, Jr.
                                              Chairman, Compensation Committee
                                              of the Board of Directors

THE EMPLOYEE:

_____________________________ (L.S.)